                                                                    Exhibit 32.2

                    Certification of Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections (a)
and (b) of  Section  1350,  Chapter 63 of Title 18,  United  States  Code),  the
undersigned officer of MAXXAM Inc., a Delaware corporation (the "Company"), does hereby certify that:

     (a) the Annual Report on Form 10-K for the year ended  December 31, 2006 of the  Company,  as amended by Amendment  No. 1 thereto of even date  herewith (as amended, the "Report"), fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (b)  the  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

Dated: April 5, 2007

                                           /S/         M. EMILY MADISON
                                           -----------------------------------
                                                       M. Emily Madison
                                              Interim Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter
63 of Title 18, United States Code).